                                                              EXHIBIT 23.11

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 23, 1999 with respect to the financial statements of ZoomNet, Inc. included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. for the registration of 8,000,000 shares of its Common Stock.

                                          /s/ Ernst & Young LLP

Columbus, Ohio

February 25, 1999